                                  AMSOUTH FUNDS

                        SUPPLEMENT DATED JULY 2, 2003 TO
                            CLASS I SHARES PROSPECTUS
                             DATED DECEMBER 1, 2002

THIS SUPPLEMENT PROVIDES THE FOLLOWING UPDATED INFORMATION AND SUPERCEDES ALL SUPPLEMENTAL INFORMATION PREVIOUSLY PROVIDED:

DESCRIPTION OF THE FUNDS - OBJECTIVES, RISK/RETURN AND EXPENSES - AMSOUTH MID CAP FUND

Under the section entitled "Description of the Funds - Objectives, Risk/Return and Expenses - AmSouth Mid Cap Fund," the performance table and corresponding footnotes on page 21 have been deleted in their entirety and replaced with the following:

                                                                     1 YEAR          SINCE INCEPTION
                                                                                         (5/4/99)
                                                                     -------         ---------------
CLASS I SHARES

Return Before Taxes                                                  -23.21%                4.88%
                                                                     -------               -----
Return After Taxes on Distributions                                  -23.21%                4.88%
                                                                     -------               -----
Return After Taxes on Distributions and Sale of Fund Shares          -14.13%                3.93%
                                                                     -------               -----
S&P MIDCAP 400(R)INDEX                                               -0.61%                10.77%(3)
                                                                     -------               -----
S&P 500(R)INDEX (2)                                                  -11.88%               -4.32%(3)
                                                                     -------               -----

(1) Both charts assume reinvestment of dividends and distributions.
(2) The S&P 500(R) Index is a widely recognized, unmanaged index of common stock. The Fund has changed its benchmark from the S&P 500(R) Index to the S&P MidCap 400(R) Index in order to provide a more appropriate market comparison for the Fund's performance.
(3) The returns shown are since April 30, 1999.

FUND MANAGEMENT

Under the section entitled "Fund Management - Portfolio Managers," the sub-sections entitled "Value Fund" and "Balanced Fund" on page 83 of the Class A Shares and Class B Shares Prospectus and page 97 of the Class I Shares Prospectus have been deleted in their entirety and replaced with the following:

Value Fund - Tin Y. Chan, CFA is the portfolio manager for the Value Fund. Mr. Chan has over nine years of portfolio management and equity research analysis experience. Prior to managing the Fund, Mr. Chan served as a portfolio manager with responsibility for the investment portfolios of retail and insurance-dedicated mutual funds utilizing growth and value styles of management. Mr. Chan earned his MBA from the University of Chicago, Graduate School of Business and his B.A. from Cornell University. He is a member of AIMR and the Boston Security Analysts Society.

Balanced Fund - The Balanced Fund is co-managed by Tin Y. Chan, CFA, and John P. Boston, CFA. Mr. Chan has over nine years of portfolio management and equity research analysis experience. Mr. Chan earned his MBA from the University of Chicago, Graduate School of Business and his B.A. from Cornell University. Mr. Boston has been associated with AmSouth Bank's Trust Investment Department since 1988 and is currently Senior Vice President in charge of taxable fixed-income investments.

SHAREHOLDER INFORMATION

Under the section entitled "Shareholder Information, Distribution
Arrangements/Sales Charges - Calculation of Sales Charges, Class A Shares," on page 93 of the Class A Shares and Class B Shares Prospectus, the titles of the two tables have been deleted in their entirety and replaced with the following:

The title of the first table has been replaced with "For the Equity Funds and Hybrid Funds."

The title of the second table has been replaced with "For the Bond Funds."

                   SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE.